Employee benefit plans - Weighted-average assumptions used to determine net periodic benefit costs (Detail)	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022	Mar. 31, 2021
Employee Benefit Plans [Abstract]
Discount rate	0.80%	0.70%	0.60%
Rate of increase in compensation levels	0.30%	0.30%	0.30%
Expected long-term rate of return on plan assets	2.60%	2.60%	2.60%
Interest crediting rate	2.90%	2.90%	3.00%